UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 2, 2019

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

801 Capitola Drive

Durham, NC  27713

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	HTBX	The Nasdaq Capital Market

Item 7.01  Regulation FD Disclosure.

Members of the management team of Heat Biologics, Inc. (the “Company”) and certain clinical investigators in its ongoing Phase 2 study investigating HS-110 in combination with Bristol-Myers Squibb's anti-PD-1 checkpoint inhibitor, nivolumab (Opdivo®) presented the information in the presentation poster (the “Poster”) entitled “Viagenpumatucel-L (HS-110) plus Nivolumab In Patients With Advanced Non-Small Cell Lung Cancer After Checkpoint Inhibitor Treatment Failure” on June 2, 2019 at the American Society of Clinical Oncology’s 2019 Annual Meeting held in Chicago, Illinois. A copy of the Poster is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The furnishing of the attached Poster is not an admission as to the materiality of any information therein. The information contained in the Poster is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the Securities and Exchange Commission (the “SEC”) and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

Item 8.01   Other Events.

On June 3, 2019, the Company issued a press release announcing that on June 2, 2019 members of the management team of the Company and certain clinical investigators in its ongoing Phase 2 study investigating HS-110 in combination with Bristol-Myers Squibb's anti-PD-1 checkpoint inhibitor, nivolumab (Opdivo®) presented  the Poster at the American Society of Clinical Oncology’s 2019 Annual Meeting  held in Chicago, Illinois. A copy of the press release regarding the Poster is attached as Exhibit 99.2 and incorporated herein by reference. The Poster provides new data (including additional interim data and 3 additional months of data since last data release) from the Company’s ongoing Phase 2 study investigating HS-110 in combination with Bristol-Myers Squibb's anti-PD-1 checkpoint inhibitor, nivolumab (Opdivo®). The updated results were obtained from Cohort B patients whose data has matured an additional 3 months since last reported at the ASCO-SITC Clinical Immuno-Oncology Symposium in February of this year.

A copy of the Company’s new corporate slide presentation that includes information from the Poster is also attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference.

The Company undertakes no duty or obligation to update or revise information included in this Current Report or the Exhibits.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Poster presentation entitled “Viagenpumatucel-L (HS-110) plus Nivolumab In Patients With Advanced Non-Small Cell Lung Cancer After Checkpoint Inhibitor Treatment Failure”
99.2	Press Release dated June 3, 2019
99.3	Corporate Presentation dated June 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2019	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer